UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 30, 2011

SLM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13251	52-2013874
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Continental Drive, Newark, Delaware		19713
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

The Audit Committee of the Board of Directors (the “Audit Committee”) of SLM Corporation, a Delaware corporation (the “Company”), approved the selection of KPMG LLP (“KPMG”) on November 30, 2011, and intends to appoint KPMG, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. During the two fiscal years ended December 31, 2010 and 2009, and through November 30, 2011, the Company has not consulted with KPMG regarding (i) the application of accounting principles to any proposed transaction or the rendering of any audit opinion on the Company’s consolidated financial statements; or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” as those terms are defined in Item 304(a)(1) of Regulation S–K.

On November 30, 2011, the Audit Committee approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm. Such dismissal will become effective upon completion by PwC of its procedures on the financial statements of the Company as of and for the year ended December 31, 2011 and the filing of the related Form 10-K.

The audit reports of PwC: (i) on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle; and (ii) on the effectiveness of internal control over financial reporting as of December 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ended December 31, 2010 and 2009, and through November 30, 2011, there were (i) no “disagreements,” as that term is defined in Item 304(a)(1)(iv) of Regulation S–K and the related instructions to Item 304 of Regulation S–K, between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of PwC would have caused PwC to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S–K.

The Company has provided PwC with a copy of the above disclosures, and PwC has furnished the Company with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter, dated December 6, 2011, is filed as Exhibit 16.1 to this Form 8–K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated December 6, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION

Date: December 6, 2011	By:	/s/ Laurent C. Lutz
Laurent C. Lutz
Executive Vice President and General Counsel

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated December 6, 2011.